Financial risk management	12 Months Ended
Dec. 31, 2025
Financial Risk Management [Abstract]
Financial risk management [Text Block]

27.  Financial risk management

a.  Financial risk factors

The Company's risk exposures and the impact on its financial instruments are summarized below:

(i) Credit Risk

Credit risk is the risk of loss associated with a counterparty’s inability to fulfill its payment obligations. The Company’s credit risk is primarily attributable to cash and cash equivalents, trade and other receivables and derivative instruments. The credit risk on cash and cash equivalents is limited because the Company invests its cash in deposits with well-capitalized financial institutions with strong credit ratings in Canada and the United States. Under current concentrate offtake agreements, risk on trade receivables related to concentrate sales is managed by receiving payments for 85% to 100% of the estimated value of the concentrate within one month following the time of shipment. Derivative instruments are held by a multinational investment banking and financial services group.

As of December 31, 2025, the Company's exposure to credit risk with respect to trade receivables amounts to $5.2 million (December 31, 2024: $3.6 million). The Company believes credit risk is not significant and there was no significant change to the Company's allowance for expected credit losses as at December 31, 2025 and December 31, 2024.

(ii) Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they arise. The Company's approach to managing liquidity risk is to ensure that it will have sufficient liquidity to meet liabilities when due. The Company's liquidity requirements are met through a variety of sources, including cash, cash generated from operations, credit facilities and debt and equity capital markets. The Company's trade payables have contractual maturities of less than 30 days and are subject to normal trade terms.

The following table presents the contractual maturities of the Company's financial liabilities and provisions on an undiscounted basis:

	December 31, 2025
		Less than			Over 5
	Total	1 year	2-3 years	4-5 years	years

Trade and other payables	$38,819	$38,819	$-	$-	$-
Credit facility	7,600	7,200	400	-	-
Interest on credit facility	357	357	-	-	-
Term loan facility	53,191	2,394	18,218	32,579	-
Interest and fees on term loan facility	19,813	5,843	9,960	4,010	-
Royalty payable	2,753	2,753	-	-	-
Metals contract liability	41,026	21,308	19,718	-	-
Silver contract liability	37,521	13,325	24,196	-	-
Projected pension contributions	7,159	1,286	2,179	2,400	1,294
Decommissioning provision	15,966	-	-	-	15,966
Other long-term liabilities	2,446	-	1,570	289	587
	$226,651	$93,285	$76,241	$39,278	$17,847

Minimum lease payments in respect to lease liabilities are included in trade and other payables and other long-term liabilities as follows:

	December 31, 2025
		Less than			Over 5
	Total	1 year	2-3 years	4-5 years	years

Trade and other payables	$1,657	$1,657	$-	$-	$-
Other long-term liabilities	1,859	-	1,570	289	-
	$3,516	$1,657	$1,570	$289	$-

The following table summarizes the continuity of the Company's total lease liabilities discounted using an incremental borrowing rate ranging from 6% to11% applied during the year:

	Year	Year
	ended	ended
	December 31,	December 31,
	2025	2024

Lease liabilities, beginning of year	$1,655	$1,436
Additions	2,922	823
Lease principal payments	(1,021)	(608)
Lease interest payments	(229)	(71)
Accretion on lease liabilities	189	75
Lease liabilities, end of year	$3,516	$1,655

(iii) Market risk

Market risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices. Market risk comprises three types of risk: interest rate risk, currency risk and price risk.

(1) Interest rate risk

The Company is subject to interest rate risk of the 3-month U.S. SOFR rate plus 7.2% per annum from Cosalá Operations' advance payments of concentrate, the 3-month U.S. SOFR rate plus 4.75% per annum from the Facility, the 3-month U.S. SOFR rate plus 6% per annum from the Credit Facility, and the U.S SOFR rate plus 6% per annum from the Term Loan Facility. Interest rates of other financial instruments are fixed.

(2) Currency risk

As at December 31 2025, the Company is exposed to foreign currency risk through financial assets and liabilities denominated in CAD and MXN:

Financial instruments that may impact the Company's net loss or other comprehensive loss due to currency fluctuations include CAD and MXN denominated assets and liabilities which are included in the following table:

	As at December 31, 2025
	CAD	MXN

Cash and cash equivalents	$1,880	$975
Trade and other receivables	973	2,609
Trade and other payables	6,403	13,010

As at December 31, 2025, the CAD/USD and MXN/USD exchange rates were 1.37 and 17.97, respectively. The sensitivity of the Company's net loss and other comprehensive loss due to changes in the exchange rates for the year ended December 31, 2025 is included in the following table:

	CAD/USD	MXN/USD
	Exchange rate	Exchange rate
	+/- 10%	+/- 10%

Approximate impact on:
Net loss	$3,354	$4,651
Other comprehensive loss	247	(150)

The Company may, from time to time, employ derivative financial instruments to manage exposure to fluctuations in foreign currency exchange rates.

As at December 31, 2025 and December 31, 2024, the Company does not have any non-hedge foreign exchange forward contracts outstanding. During the years ended December 31, 2025 and 2024, the Company did not settle any non-hedge foreign exchange forward contracts.

(3) Price risk

Price risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices (other than those arising from interest rate risk or currency risk), whether those changes are caused by factors specific to the individual financial instrument or its issuer, or factors affecting all similar financial instruments in the market. As at December 31, 2025, the Company had certain amounts related to the sales of concentrates that have only been provisionally priced. A ±10% fluctuation in silver, zinc, lead, and gold prices would affect trade receivables by approximately $0.5 million (December 31, 2024: $0.4 million). The Company also has precious metals contract liabilities which fluctuate from changes in commodity prices. A ±10% fluctuation in gold and silver prices would affect total metals contract liability and silver contract liability by approximately $4.5 million and $4.2 million, respectively (December 31, 2024: $4.1 million and $1.8 million, respectively).

A price protection program on future precious and base metals production and commitments was completed in July 2025 in relation to the Term Loan Facility. The following were the non-hedge contracts entered:

  Silver put options for 60,000 ounces per month from July 2025 to June 2026 at a strike price of $29 per ounce valued at total cost of $0.3 million at inception.
  Gold forward options to buy 1,275 ounces every three months from September 2025 to June 2026 at prices between $3,375 and $3,541 per ounce.
  Gold call options to buy 1,259 to 1,275 ounces every three months from September 2026 to December 2027 at a strike price of $3,500 per ounce valued at total cost of $3.4 million at inception.
  Zinc forward options to sell approximately 200,000 pounds per month from August 2025 to December 2025 at $1.27 per pound.
  Lead forward options to sell approximately 500,000 pounds per month from August 2025 to January 2026 at $0.91 per pound.
  Copper forward options to sell approximately 100,000 to 250,000 pounds per month from August 2025 to July 2026 at $4.39 per pound.

The Company recognized a $1.0 million gain from settled non-hedge contracts and a $4.6 million gain from unsettled non-hedge contracts during the year ended December 31, 2025. At December 31, 2025, the unsettled non-hedged contracts resulted in a net asset of derivative instruments valued at $4.8 million.

Net amount of gain or loss on derivative instruments from non-hedge commodity contracts recognized through profit or loss during the year ended December 31, 2025 was $5.6 million (2024: nil). Total amount of gain or loss on derivative instruments including those recognized through profit or loss from the Company's convertible debenture during the year ended December 31, 2025 was a gain of $6.3 million (2024: loss of $0.2 million).

b.  Fair values

The fair value of cash, restricted cash, trade and other receivables, and other financial assets and liabilities listed below approximate their carrying amounts mainly due to the short-term maturities of these instruments.

The methods and assumptions used in estimating the fair value of financial assets and liabilities are as follows:

  Cash and cash equivalents: The fair value of cash equivalents is valued using quoted market prices in active markets.
  Trade and other receivables: The fair value of trade receivables from silver sales contracts that contain provisional pricing terms is determined using the appropriate quoted forward price from the exchange that is the principal active market for the particular metal. As such, there is an embedded derivative feature within trade receivables.
  Metals and silver contract liabilities: Fixed and variable deliveries of precious metals are classified and measured as financial liabilities at fair value through profit or loss determined using forward commodity pricing curves at end of the reporting period.
  Pre-payment, credit, and term loan facilities, convertible debenture, and promissory notes: The principal portion of pre-payment, credit, and term loan facilities, convertible debenture, and promissory notes are initially measured at fair value and subsequently carried at amortized cost.
  Royalty payable: The financial liability is measured at fair value through profit or loss determined using discounted cash flows of expected future royalty payments at end of the reporting period.
  Embedded derivatives: Revenues from the sale of metals produced from silver sales contracts since the commencement of commercial production are based on provisional prices at the time of shipment. Variations between the price recorded at the time of sale and the actual final price received from the customer are caused by changes in market prices for metals sold and result in an embedded derivative in revenues and accounts receivable.
  Derivatives: The Company uses derivative and non-derivative instruments to manage financial risks, including commodity, interest rate, and foreign exchange risks. The use of derivative contracts is governed by documented risk management policies and approved limits. The Company does not use derivatives for speculative purposes. The fair value of the Company's derivative instruments is based on quoted market prices for similar instruments and at market prices at the valuation date.

The fair value hierarchy establishes three levels to classify the inputs to valuation techniques used to measure fair value:

  Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities.
  Level 2 inputs are quoted prices in markets that are not active, quoted prices for similar assets or liabilities in active markets, inputs other than quoted prices that are observable for the asset or liability (for example, interest rate and yield curves observable at commonly quoted intervals, forward pricing curves used to value currency and commodity contracts and volatility measurements used to value option contracts), or inputs that are derived principally from or corroborated by observable market data or other means.
  Level 3 inputs are unobservable (supported by little or no market activity).
	December 31,		December 31,
	2025		2024

Level 2
Trade and other receivables	$8,856		$7,132
Derivative instruments - assets	4,773	##	-
Derivative instruments - liabilities	-		709

Level 3
Metals contract liability	41,026		35,804
Silver contract liability	37,521		14,568
Royalty payable	2,753		2,762

Amortized cost
Cash and cash equivalents	129,783		20,002
Restricted cash	4,716		4,527
Pre-payment facility	-		2,000
Credit facility	7,440		9,490
Term loan facility	48,230		-
Convertible debenture	-		10,849